                                                                   EXHIBIT 99(r)

                                POWER OF ATTORNEY


         We, the undersigned officers and Trustees of Eaton Vance Prime Rate Reserves, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Prime Rate Reserves with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


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
           Signature                                        Title                           Date
           ---------                                        -----                           ----

                                                     President, Principal
                                                     Executive Officer and
/s/ James B. Hawkes                                  Trustee                            February 14, 1997
-----------------------------------
James B. Hawkes


                                                     Treasurer and Principal
                                                     Financial and Accounting
/s/ James L. O'Connor                                Officer                            February 14, 1997
----------------------------------
James L. O'Connor


/s/ Donald R. Dwight                                 Trustee                            February 14, 1997
----------------------------------
Donald R. Dwight


/s/ M. Dozier Gardner                                Trustee                            February 14, 1997
---------------------------------
M. Dozier Gardner


/s/ Samuel L. Hayes, III                             Trustee                            February 14, 1997
---------------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                                 Trustee                            February 14, 1997
--------------------------------
Norton H. Reamer


/s/ John L. Thorndike                                Trustee                            February 14, 1997
---------------------------------
John L. Thorndike


/s/ Jack L. Treynor                                  Trustee                            February 14, 1997
----------------------------------
Jack L. Treynor
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